Execution Version

CONSENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter called this “Consent”) is dated effective as of March 28, 2016, by and among BREITBURN OPERATING LP, a Delaware limited partnership (the “Company”), BREITBURN ENERGY PARTNERS LP, as Parent Guarantor (the “Parent”), Breitburn GP LLC (the “Parent GP”), Breitburn Operating GP LLC (the “General Partner”), the Subsidiaries of the Parent and/or the Company, as guarantors (the “Subsidiary Guarantors”, and together with the Parent, the Parent GP, and the General Partner, the “Guarantors”), EACH LENDER SIGNATORY HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”). Capitalized terms used in this Consent, and not otherwise defined in this Consent, have the meanings assigned thereto in the Credit Agreement defined below. The Credit Agreement, as modified by this Consent, and as may be further amended, restated or modified from time to time, is hereinafter called the “Agreement”.
W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, Administrative Agent, Issuing Lender and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of November 19, 2014, as amended by that certain First Amendment dated as of April 8, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Company upon the terms and conditions set forth therein;

WHEREAS, the Company has requested that the Lenders consent to the Delayed Scheduled Borrowing Base Redetermination (defined below) and the Elected Commitment Amount Reduction (defined below); and

WHEREAS, subject to the terms hereof, the undersigned Lenders are willing to consent to the Delayed Scheduled Borrowing Base Redetermination and the Elected Commitment Amount Reduction as set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Consent hereby agree as follows:

SECTION 1.    Consent.

(a)    The Company has informed Administrative Agent and the Lenders that the Company desires to delay, until May 1, 2016, the Scheduled Borrowing Base Redetermination scheduled for April 1, 2016 (the “Delayed Scheduled Borrowing Base Redetermination”). The Company hereby requests that the Lenders consent to the Delayed Scheduled Borrowing Base Redetermination. The Delayed Scheduled Borrowing Base Redetermination is hereby consented to by the Majority Lenders and shall be permitted under the Credit Agreement as of the Consent Effective Date; provided that the consent to the Delayed Scheduled Borrowing Base Redetermination shall not be deemed to be a consent to a delay of any subsequent Scheduled Borrowing Base Redetermination, including, without limitation, the October 1, 2016 Scheduled Borrowing Base Redetermination.

(b)    The Company has informed Administrative Agent and the Lenders that the Company desires to reduce the Elected Commitment Amount under the Credit Agreement from $1,800,000,000 to $1,400,000,000 (the “Elected Commitment Amount Reduction”). The Company hereby requests that the Lenders consent to the Elected Commitment Amount Reduction. The Elected Commitment Amount Reduction is hereby consented to by the Majority Lenders and shall be effective as of the Consent Effective Date.

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SECTION 2.      Guarantor Confirmation.

(a)The Guarantors hereby consent and agree to this Consent and each of the transactions contemplated hereby.

(b)The Company and each Guarantor ratifies and confirms the debts, duties, obligations, liabilities, rights, titles, pledges, grants of security interests, liens, powers, and privileges existing by virtue of the Loan Documents to which it is a party.

(c)The Company and each Guarantor agrees that the guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Documents and Guaranties to which it is a party, are not impaired, released, diminished or reduced in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Obligations.

(d)The Company and each Guarantor acknowledges and agrees that all terms, provisions, and conditions of the Loan Documents to which it is a party (as modified by this Consent) shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
SECTION 3.    Conditions of Effectiveness. This Consent shall become effective as of the date first set forth above (the “Consent Effective Date”), provided that the following conditions shall have been satisfied:

(a)Consent. The Administrative Agent shall have received a counterpart of this Consent which shall have been executed by the Administrative Agent, the Issuing Lender, the Majority Lenders, the Company, and the Guarantors (which may be by telecopy or PDF transmission).

(b)Payment of Fees. The Company shall have paid all accrued and unpaid fees, costs and expenses owed pursuant to this Consent to the extent then due and payable and invoiced at least two (2) Business Days prior to the Consent Effective Date.

SECTION 4.    Representations and Warranties. Each of the Company and the Guarantors represent and warrant to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Consent, as follows:

(a)It has the organizational power and authority to execute, deliver and perform this Consent, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Consent has been duly and effectively taken.

(b)The Credit Agreement, as modified by this Consent, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Consent to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)This Consent does not and will not violate any provisions of any of its Organization Documents.

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(d)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Consent.

SECTION 5.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby.
(b)    Except as specifically modified by this Consent, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
SECTION 6.    Extent of Consent. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Consent. Each of the Company and the Guarantors hereby ratifies and confirms that (i) except as expressly modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Consent and remain in full force and effect.
SECTION 7.    Loan Documents. The Loan Documents, as such may be modified in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms. This Consent is a Loan Document.
SECTION 8.    Claims. As additional consideration to the execution, delivery, and performance of this Consent by the parties hereto and to induce Administrative Agent and Lenders to enter into this Consent, each of the Company and Guarantors represent and warrant that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness of the Company or the Parent to Administrative Agent, Issuing Lender or any Lender.
SECTION 9.    Execution and Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Consent by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.
SECTION 10.    Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of New York and applicable federal laws of the United States of America.
SECTION 11.    Headings. Section headings in this Consent are included herein for convenience and reference only and shall not constitute a part of this Consent for any other purpose.
SECTION 12.    NO ORAL AGREEMENTS. The rights and obligations of each of the parties to the loan documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. This CONSENT and the other written Loan Documents executed by the Company, the Guarantors, Administrative Agent, Issuing Lender and/or Lenders represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.

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SECTION 13.     No Waiver. Each of the Company and Guarantors hereby agree that no Event of Default and no Default has been waived or remedied by the execution of this Consent by the Administrative Agent or any Lender. Nothing contained in this Consent nor any past indulgence by the Administrative Agent, Issuing Lender or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Lender or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Lender or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Lender or any Lender provided in the Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LOAN PARTIES:

BREITBURN OPERATING LP

By: BREITBURN OPERATING GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

BREITBURN ENERGY PARTNERS LP

By: BREITBURN GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

BREITBURN GP LLC
BREITBURN OPERATING GP LLC

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

BREITBURN MANAGEMENT COMPANY LLC

By: BREITBURN ENERGY PARTNERS LP, its sole member
By: BREITBURN GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

Signature Page to Consent

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC (formerly Breitburn Fulton LLC)
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC

By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

TRANSPETCO PIPELINE COMPANY, L.P.

By: BREITBURN TRANSPETCO GP LLC, its general partner
By: BREITBURN OPERATING LP, its sole member
By: BREITBURN OPERATING GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

By: BREITBURN OPERATING LP, its general partner
By: BREITBURN OPERATING GP LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

BREITBURN FINANCE CORPORATION
BEAVER CREEK PIPELINE, L.L.C.
ALAMITOS COMPANY
PHOENIX PRODUCTION COMPANY
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

Signature Page to Consent

QR ENERGY, LP
By: QRE GP, LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

QRE GP, LLC
By: BREITBURN GP LLC, its manager

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

QRE OPERATING, LLC
By: QR ENERGY, LP, its sole member
By: QRE GP, LLC, its general partner

By:	/s/ James G. Jackson
Name:	James G. Jackson
Title:	Chief Financial Officer

Signature Page to Consent

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swing Line Lender and a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Director

Signature Page to Consent

Associated Bank N.A.,
as a Lender

By:	/s/ Brian Caddell
Name:	Brian Caddell
Title:	Senior Vice President

Bank of America, N.A.,
as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

Bank of Montreal,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Assistant Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

Signature Page to Consent

BRANCH BANKING and TRUST COMPANY,
as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Vice President

CADENCE BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

Canadian Imperial Bank of Commerce,
New York Branch,
as a Lender

By:	/s/ Charles D. Mulkeen
Name:	Charles D. Mulkeen
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephen Hartman
Name:	Stephen Hartman
Title:	Assistant Vice President

CIT BANK, N.A.,
as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Signature Page to Consent

Citibank, N.A.,
as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Comerica Bank,
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

Compass Bank,
as a Lender

By:	/s/ Rhianna Disch
Name:	Rhianna Disch
Title:	Vice President

Credit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

Signature Page to Consent

Fifth Third Bank,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Director

ING Capital LLC,
as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Robert Mendoza
Name:	Robert Mendoza
Title:	Managing Director

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

Signature Page to Consent

Morgan Stanley Senior Funding, Inc.,
as a Lender

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Vice President

Natixis, New York Branch,
as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

PNC Bank, N.A.,
as a Lender

By:	/s/ John Araman
Name:	John Araman
Title:	SVP

Royal Bank of Canada,
as a Lender

By:	/s/ H. Christopher DeCotiis
Name:	H. Christopher DeCotiis
Title:	Attorney-in-fact

Santander Bank, N.A.,
as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Senior Vice President

By:	/s/ Jeffrey Freedman
Name:	Jeffrey Freedman
Title:	Vice President

Signature Page to Consent

SunTrust Bank,
as a Lender

By:	/s/ Janet R. Naifeh
Name:	Janet R. Naifeh
Title:	Senior Vice President

The Bank of Nova Scotia,
as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

The Huntington National Bank,
as a Lender

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

Toronto Dominion (New York) LLC,
as a Lender

By:	/s/ Wallace Wong
Name:	Wallace Wong
Title:	Authorized Signatory

U.S. Bank National Association,
as a Lender

By:	/s/ Christopher D. Zumberge
Name:	Christopher D. Zumberge
Title:	Senior Vice President

Signature Page to Consent

UBS AG Stamford Branch,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page to Consent